Benefit Plans (Other Changes in Plan Assets and Benefit Obligation Recognized in Accumulated Other Comprehensive Income, Regulatory Assets And Regulatory Liabilities) (Details) - Pension [Member] - USD ($)
$ in Millions
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Defined Benefit Plan Disclosure [Line Items]
Net actuarial (gain) / loss	$ 25.8	$ 5.3	$ 3.4
Defined Benefit Plan, Accumulated Other Comprehensive Income, Plan Curtailments	0.0	0.0	0.0
Reversal of amortization item, Net actuarial (gain) / loss	(1.0)	(4.2)	(6.4)
Reversal of amortization item, Prior service cost / (credit)	(6.1)	(1.3)	(0.9)
Total recognized in Accumulated other comprehensive income, Regulatory assets and Regulatory liabilities	18.7	(0.2)	(3.9)
Total recognized in net periodic benefit cost and Accumulated other comprehensive income, Regulatory assets and Regulatory liabilities	$ 22.7	$ 3.8	$ 2.1